UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

ARYx THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle Fremont, California		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02       Termination of Material Definitive Agreement.

On July 2, 2008, ARYx Therapeutics, Inc. (“ARYx”) received notice from Procter & Gamble Pharmaceuticals, Inc. (“P&G”) that it has exercised a one-time option to end the collaboration agreement between P&G and ARYx covering the development and commercialization of ATI-7505, ARYx’s product candidate in Phase 2 clinical trials for chronic constipation and functional dyspepsia. The parties entered into the collaboration agreement on June 30, 2006, pursuant to which ARYx was paid a $25.0 million nonrefundable upfront license fee and was eligible to receive potential development, product approval and sales-sales based milestone payments over the term of the agreement. ARYx was also entitled to receive royalties on potential sales of ATI-7505 and a share of certain payments received by P&G from its sublicensees.

Pursuant to the terms of the collaboration agreement, P&G had a one-time thirty-day option period to terminate the agreement or agree to make a milestone payment to ARYx in connection with the completion of a Thorough QT (TQT) study on ATI-7505. P&G exercised this option to terminate the agreement, effective July 2, 2008. Upon termination of the agreement by P&G, all rights to ATI-7505 revert to ARYx, and ARYx automatically receives a royalty-free license under any relevant P&G intellectual property reasonably required or useful for the exploitation of ATI-7505. In addition, P&G must assign to ARYx regulatory data and certain third-party agreements related to ATI-7505 and must provide limited technical assistance to ARYx.

The above description of the P&G collaboration agreement is qualified in its entirety by reference to the agreement, a copy of which was filed as Exhibit 10.17 to ARYx’s Registration Statement on Form S-1/A (File No. 333-147385) filed with the U.S. Securities and Exchange Commission on November 5, 2007 and incorporated herein by reference.

Item 8.01       Other Events.

On July 2, 2008, ARYx announced the results of a cardiac safety Thorough QT (TQT) study on ATI-7505. A copy of the press release issued by ARYx on July 2, 2008 in connection with this announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release, dated July 2, 2008, entitled “ARYx Therapeutics Inc. Announces Successful Results of QT Study on ATI-7505 – Findings Support Earlier Clinical Safety Data.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 3, 2008

ARYx THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated July 2, 2008, entitled “ARYx Therapeutics Inc. Announces Successful Results of QT Study on ATI-7505 – Findings Support Earlier Clinical Safety Data.”